SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Oct-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Oct-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Oct-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Oct-02

DISTRIBUTION SUMMARY

                      Beginning                Current Perio     Accrued
        Original     Current Prin   Principal  Pass-Through     Interest
Class Face Value        Amount     Distribution    Rate     Distributed (1)
A-1    200,000,000     197,995,284   1,215,780      2.08375%        343,811
A-2    100,000,000      98,455,394   1,399,594      2.11375%        173,425
A-3     76,250,000      75,072,238   1,067,191      2.10375%        131,611
A-4     70,000,000      68,918,776     979,716      2.16375%        124,269
A-IO   298,987,500     295,095,934           0      6.18625%      1,604,395
M-1     31,500,000      31,500,000           0      2.61375%         68,611
M-2     23,650,000      23,650,000           0      3.16375%         62,352
B-1     18,600,000      18,600,000           0      3.91375%         60,663
B-2      5,000,000       5,000,000           0      4.31375%         17,974
X      525,000,050     519,194,169           0      2.16375%              0
R               50               0           0      1.81375%              0
Total  525,000,050     519,191,693   4,662,281                    2,587,111


                     Certificate      Ending
     Realized Loss     Interest    Current Prin
       Principal      Shortfall      Amount
Class
  A-1           N/A              0 196,779,504
  A-2           N/A              0  97,055,800
  A-3           N/A              0  74,005,048
  A-4           N/A              0  67,939,060
 A-IO           N/A              0 291,972,206
  M-1          0.00              0  31,500,000
  M-2          0.00              0  23,650,000
  B-1          0.00              0  18,600,000
  B-2          0.00              0   5,000,000
    X           N/A              0 515,589,907
    R           N/A              0           0
Total            0               0 514,529,412

AMOUNTS PER $1,000 UNIT
                                                 Interest        Ending
                         Prin          Int     Carry-forward  Current Prin
ClassCusip           Distribution  Distribution   Amount         Amount
A-1  22541NCN7          6.07890105  1.71905280   0.00000000    983.89752090
A-2  22541NCP2         13.99594290  1.73425070   0.00000000    970.55800090
A-3  22541NCQ0         13.99594295  1.72604616   0.00000000    970.55800079
A-4  22541NCR8         13.99594286  1.77527386   0.00000000    970.55800086
A-IO 22541NCS6          0.00000000  5.36609236   0.00000000    976.53649723
M-1  22541NCU1          0.00000000  2.17812508   0.00000000   1000.00000000
M-2  22541NCV9          0.00000000  2.63645835   0.00000000   1000.00000000
B-1  22541NCW7          0.00000000  3.26145860   0.00000000   1000.00000000
B-2  22541NCX5          0.00000000  3.59479200   0.00000000   1000.00000000
X    22541NCY3          0.00000000  0.00000000   0.00000000    982.07592053
R    22541NCT4          0.00000000  0.00000000   0.00000000      0.00000000

                                               GROUP 1      GROUP 2
(i)  Principal Distributions:
     Beginning Balance                         233432666.3  285761502.7
          Scheduled Principal                  146607.3     189387.34
          Prepayments (Includes Curtailments)  1225418.16   2038428.59
          Net Liquidation Proceeds             0            0
          Loan Purchase Prices                 0            0
          Substitution Adjustment Amount       -432144.33   436564.65
          Total Principal Remittance           939881.13    2664380.58
          Net Realized Losses                  0            0
     Ending Balance                            232492785.2  283097122.2

                                               TOTAL
(i)  Principal Distributions:
     Beginning Balance                         519194169.1
          Scheduled Principal                  335994.64
          Prepayments (Includes Curtailments)  3263846.75
          Net Liquidation Proceeds             0
          Loan Purchase Prices                 0
          Substitution Adjustment Amount       4420.32
          Total Principal Remittance           3604261.71
          Net Realized Losses                  0
     Ending Balance                            515589907.4

                                               GROUP 1      GROUP 2
(v)  Aggregate Ending Collateral Balance       232492785.2  283097122.2

                                               TOTAL
(v)  Aggregate Ending Collateral Balance       515589907.4

(vi) Ending Overcollateralization Amount                    1060495.48

     Interest Distributions:                   GROUP 1      GROUP 2
     Scheduled Interest  - Net of Servicing Fee1614180.39   1975930.87
     Less Relief Act Interest Shortfall        0            0
     Less Net Prepayment Interest Shortfall    0            0
                                               1614180.39   1975930.87


     Interest Distributions:                   TOTAL
     Scheduled Interest  - Net of Servicing Fee3590111.26
     Less Relief Act Interest Shortfall        0
     Less Net Prepayment Interest Shortfall    0
                                               3590111.26

(vii)Servicing Fee                     97867.87    120831.58       218699.45
     Trustee Fee                         875.37      1071.61         1946.98
     FSA Premium                        9899.76      8676.38        18576.14
     Credit Risk Manager Fee            3404.23      4167.36         7571.59

                                   GROUP 1     GROUP 2      TOTAL
(ix) Advances      Curr Aggregate ANot AvailablNot AvailableNot Available
                   Out Aggregate Ad   162570.27    314203.92       476774.19



(x), Delinquency Information
 (xii), (xv), (xxiii)
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Group 1                     28 3197731.665            1        71849.63
     Group 2                     59 8078374.115            6     1254201.237
     Total                       87 11276105.78            7     1326050.867


                   90 or more days delinquent
                   Count           Balance
     Group 1                      3 599625.9309
     Group 2                      2 426148.2735
     Total                        5 1025774.204
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Gp 1           1765     232492785.2           0            0
Gp 2           1938     283097122.2           5   669367.294
Total          3703     515589907.4           5   669367.294

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Gp 1              0               0           0            0               0
Gp 2              0               0           0            0               0
Total             0               0           0            0               0

(xiiiNum of Loans for which Prepay Prems were collected                   17
     Prin Bal of Loans for which Prepay Prems were collected     2428065.127
     Current amount of Prepayment Premiums                          83113.52

(xiv)Current Delinquency Rate (60+days)                          0.005859681
     Rolling Three Month Delinquency Rate (60+days)              0.003179952

(xvi)Number of Loans Repurchased                                           0
     Principal Balance of Loans Repurchased                                0

(xviiRealized Losses incurred during the related Due Period                0
     Cumulative Realized Losses since Startup Day                          0

(xix)Weighted Average Term to Maturity of Mortgage Loans                 350
(xxiiWeighted Average Gross Coupon of Mortgage Loans             0.088033079
(xxivWeighted Average Net Coupon of Mortgage Loans                0.08275824

(xx) Insured Payment on Class As                                           0

(xxv)Senior Enhancement Percentage                               0.151682127

(xxviNet Excess Spread                                           0.024884005

(xxviDeposit to Basis Risk Reserve Fund                                    0
     Basis Risk Reserve Fund Balance                                    5000

(xxviTotal Expected Loss on Olympus Serviced Loans                 0.0067977

(xix)Realized Loss Percentage on Fairbanks Serviced Loans                  0
     Cumulative Realized Losses on Faribanks Serviced Loans                0
     Proceeds subsequent to a Final Recovery
     Determination on Fairbanks loans                                      0

     Has Fairbanks failed the Fairbanks Termination Test    NO
     Has Olympus failed the Servicer Termination Test       NO

(xxx)Delinquency Information
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Fairbanks                   41 6001657.912            4     1145567.192
     Olympus                     46 5274447.868            3     180483.6749
     Total                       87 11276105.78            7     1326050.867

                   90 or more days delinquent
                   Count           Balance
     Fairbanks                    2   492858.27
     Olympus                      3 532915.9343
     Total                        5 1025774.204
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Fair           2380     354173243.8           0            0
Olym           1323     161416663.6           5   669367.294
Total          3703     515589907.4           5   669367.294

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Fair              0               0           0            0               0
Olym              0               0           0            0               0
Total             0               0           0            0               0




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA